EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Peak Bio, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or Section 15(d), of the Exchange Act; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations the Company.

Date: June 24, 2024

/s/ Stephen LaMond

Name: Stephen LaMond

Title: Acting Chief Financial Officer (Principal Financial Officer)